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                                                                    EXHIBIT 99.2

                                ESCROW AGREEMENT


                  This ESCROW AGREEMENT (this "Escrow Agreement") is made and entered into as of June 30, 2003 by PARAMOUNT CAPITAL, INC., a New York corporation with an office at 787 Seventh Avenue, New York, NY 10019 (the "Placement Agent"), DOR BIOPHARMA INC., a Delaware corporation having a place of business at 28101 N. Ballard Suite F, Lake Forest, IL 60045 (the "Company") and US BANK TRUST NATIONAL ASSOCIATION with a branch at 100 Wall Street, Suite 1600, New York, New York 10005 (the "Escrow Agent"), as escrow agent.

                  WHEREAS the Placement Agent is acting as agent for the Company in the placement of units ("Units") (a) a number of shares (the "Share Number") of Common Stock, determined by dividing $100,000 by the Average Trading Price (as defined below) and (b) warrants to purchase, at any time prior to the fifth anniversary of the date of issuance, a number of shares of Common Stock equal to 100% of the Share Number, at an initial exercise price equal to 10% of the Average Trading Price (as defined below) on the trading day immediately preceding the Closing Date ("Warrants"). In the event that the Company's Common Stock trades at 300% of the Average Trading Price for a period of 20 consecutive trading days, the Company shall have the option to call the Warrants. For the first 12 months following the closing of the Offering, the Warrants will have weighted-average anti-dilution protection in connection with the issuance of securities below the Average Closing Price. The "Average Trading Price" shall mean the average Closing Price for the lower of five or thirty consecutive trading days immediately preceding the Closing Date of this Offering. The "Closing Price" shall be the reported per share closing price of the Common Stock on the American Stock Exchange ("AMEX") at 4PM New York Time on the applicable trading day;

                  WHEREAS, the Company will offer a minimum of 30 Units (the "Minimum Offering") and a maximum of 80 Units (the "Maximum Offering Amount"); and

                  WHEREAS, the Company is seeking approval from its stockholders of (i) an amendment to its Amended and Restated Certificate of Incorporation, whereby the Company will increase the number of shares of Common Stock it is authorized to issue from 50,000,000 shares to 100,000,000 shares (the "Charter Approval") and (ii) the approval of this Offering (such approval, the "Offering Approval").

                  NOW, THEREFORE, in consideration of the terms and conditions contained in the Confidential Private Placement Memorandum dated April 24, 2003, as amended (the "Memorandum"), the Subscription Agreement and this Escrow Agreement, it is agreed as follows:

                  1. DEFINITIONS. Any capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the Memorandum, the definitions from which are hereby incorporated as if set out in full herein.

                  2. ESCROW AGENT. The Placement Agent and the Company hereby appoint the Escrow Agent for the purpose herein set forth, and the Escrow Agent hereby accepts such designation and appointment.

                  3. TERMS. (a) The Placement Agent and the Company hereby authorize the Escrow Agent to accept checks and wire transfers from Purchasers and reinvest such amounts in the First American Tax Free Obligation Class Y Fund. Following receipt by the Company of the Charter Approval and the Stockholder Approval, the Company and the Placement Agent shall notify the Escrow Agent in writing of their desire to release the funds from escrow (the "Escrow


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Release Date"). Following receipt of notice from both the Company and the
Placement Agent, the Escrow Agent shall transfer to the Company the amount then held in the Escrow Account or such other amount as is indicated in writing to the Escrow Agent (less the 7% commission due to the Placement Agent, which the Escrow Agent shall transfer directly to the Placement Agent unless otherwise notified in advance by the Placement Agent), together with any additional cleared funds, if any, contained in the Escrow Account not to exceed the Maximum Offering Amount (as defined below), as the case may be, with interest, if any, without having received any further instructions or document (such initial transfer shall be referred to herein as the "Initial Transfer").

                           (b) Expiration Date. If (i) the Escrow Agent has not
received written instructions from both the Company and the Placement Agent with regard to 3(a) above on or before September 30, 2003, or (ii) the Company shall not receive the Charter Approval and/or the Stockholder Approval, then the Company shall return to each investor the funds wired, with interest.

                           (c) Reporting. The Escrow Agent shall provide the
Placement Agent with a facsimile statement on a daily basis showing the amount of checks and wire transfers received, as well as any transfers made by the Escrow Agent. Prior to directing any Purchaser to make a wire transfer to the Escrow Account, the Placement Agent shall use best efforts to notify the Escrow Agent by facsimile in advance of such wire transfer. After receiving a wire transfer into the Escrow Account, the Escrow Agent shall use its best efforts to notify the Placement Agent by facsimile of its receipt of such wire transfer. The Placement Agent shall be entitled to inquire by telephone as to the balance of the Escrow Account from time to time.

                  4. DUTIES AND RESPONSIBILITIES OF ESCROW AGENT. The Escrow Agent shall be under no responsibility in respect of any of the items deposited with it other than to faithfully follow the instructions herein contained. The duties of the Escrow Agent are only such as are herein specifically provided, being purely ministerial in nature, and the Escrow Agent shall incur no liability whatsoever except for gross negligence, willful misconduct or fraud.

                  5. ESCROW AGENT'S RIGHT OF RESIGNATION. The Escrow Agent may resign upon 20 days' written notice to the parties in this Escrow Agreement. If a successor Escrow Agent is not appointed within the 20-day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

                  6. TERMINATION OF THE ESCROW AGREEMENT. This Escrow Agreement shall terminate upon the occurrence of each and any of the following events: (i) the transfer of the Maximum Offering Amount, as the case may be, to the Company pursuant to the terms herein; (ii) the satisfaction of the terms of resignation in Paragraph 5 herein; or (iii) on the Expiration Date, whichever occurs first.

                  7. NOTICES. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth at the end of this Paragraph 7. Notwithstanding the preceding sentence, any notice actually delivered to a party, by hand delivery or otherwise, shall be deemed validly given for purposes of this Escrow Agreement.

                  If to Escrow Agent:

                          US Bank Trust National Association New York
                          100 Wall Street, Suite 1600
                          New York, NY  10005
                          Attn: Jean Clarke
                          Fax: (646) 835-5613


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                  If to the Company:

                          DOR BioPharma Inc.
                          28101 N. Ballard
                          Suite F
                          Lake Forest, IL 60045
                          Attn: President
                          Fax:  (847)573-9285

                  If to Placement Agent:

                          Paramount Capital, Inc.
                          787 Seventh Avenue
                          New York, NY 10019
                          Attn: David M. Tanen
                          Fax:  (212) 554-4355

                  8. ESCROW AGENT'S FEE. The Escrow Agent's fee of Five Thousand Dollars (US $5,000) for the Escrow Agent's services pursuant to this Escrow Agreement shall be borne by and be the obligation of the Company.

                  9. COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument.

                  10. EXCULPATION. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any persons purporting to give any writing, notice, advice or instruction in connection with provisions hereof have been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or the validity of any instrument deposited in this escrow, or as to the identity, authority or right of any person executing same; and its duties hereunder shall be limited to the safekeeping of such Agreements, monies, instruments or other documents received by it as such escrow holder, for the disposition of the same in accordance with the written instruments received by it.

                      In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the parties hereto which, in its opinion, are in conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action other than to (i) accept, hold and invest any cleared funds received as set forth in paragraphs 3(a) and 3(b) hereof and (ii) keep such cleared funds safe until it shall be directed otherwise in writing signed by the Company and the Placement Agent or by an order or judgement of a court of competent jurisdiction, which order or judgement shall be subject to no further review.

                  11. NO IMPLIED DUTIES. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.


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                  12. INDEMNIFICATION. The parties hereto hereby agree to
indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense, fees or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Escrow Agreement other than claims, liabilities, losses, actions, suits, proceedings or expenses, charges or fees arising out of breaches of Escrow Agent's obligations hereunder, gross negligence, wilful misconduct or fraud.

                  13. INTERPLEADER ACTIONS. If the parties shall be in disagreement about the interpretation of the Escrow Agreement, or about their rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion, file an action in interpleader to resolve the said disagreement. The Escrow Agent shall be indemnified by the parties, for all costs, including reasonable attorneys' fees, in connection with the aforesaid interpleader action, and shall be fully protected in suspending all or a part of its activities under this Escrow Agreement until a final judgment in the interpleader action is received.

                  14. WAIVERS AND MODIFICATIONS. This Escrow Agreement may be changed, extended, superseded or canceled, only by written instrument executed by each party hereto, and no waiver of compliance with any term or condition hereof shall be effective unless evidenced by an instrument in writing duly executed by the proper party.

                  15. FURTHER ASSURANCES. If at any time the Escrow Agent shall consider or be advised that any further agreements, assurances or other documents are reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby, the parties hereto shall execute and deliver any and all such agreements, assurances or documents which are appropriate to carry out the provisions hereof.

                  16. SUCCESSORS AND ASSIGNS. The rights under this Escrow Agreement shall inure to the benefit of, and obligations created hereby shall be binding upon the parties hereto, and their respective successors and permitted assigns. No assignment of any rights or delegation of any obligations provided for herein may be made by any party hereto without the express written consent of all other parties hereto, except for the provisions hereof respecting successor Escrow Agents.

                  17. SECTION HEADINGS. The Section headings contained in this Escrow Agreement are inserted for purposes of convenience for reference only and shall not affect the meaning or interpretation hereof.

                  18. ENTIRE AGREEMENT. This Escrow Agreement and the other agreements, instruments and documents referred to herein or specifically contemplated hereby contain the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, understandings or agreements other than those expressly set forth or referred to herein or therein. Further, this Escrow Agreement supercedes all prior agreements and understandings among the parties relating to the subject mater herein.

                  19. INTERPRETATION. This Escrow Agreement shall be construed and enforced according to the laws of the State of New York without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, Paramount Capital, Inc., DOR BioPharma Inc. and US Bank Trust National Association., as Escrow Agent, have hereunto subscribed their names by their respective officers and partners hereunto duly authorized.


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                                   PARAMOUNT CAPITAL, INC.



                                   By:
                                      ------------------------------
                                   Name:  Lindsay A. Rosenwald, M.D.
                                   Title: Chairman


                                   DOR BIOPHARMA INC.



                                   By:
                                      ------------------------------
                                   Name:  Dr. Ralph Ellison
                                   Title: Chief Executive Officer

                                   US BANK TRUST NATIONAL
                                   ASSOCIATION, NEW YORK



                                   By:
                                      ------------------------------
                                          (As Escrow Agent)
                                   Name:
                                   Title:



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                             AMENDMENT NO. 1 TO THE
                                ESCROW AGREEMENT


                  The Escrow Agreement between PARAMOUNT CAPITAL, INC., a New York corporation with an office at 787 Seventh Avenue, New York, NY 10019 (the "Placement Agent"), DOR BIOPHARMA, INC., a Delaware corporation having a place of business at 28101 Ballard Drive, Lake Forest, Illinois 60045 (the "Company"), and US BANK TRUST NATIONAL ASSOCIATION with a branch at 100 Wall Street, Suite 1600, New York, New York 10005 as escrow agent (the "Escrow Agent"), dated July 1, 2003 (the "Escrow Agreement"), is hereby amended to provide that the Subscription Expiration Date shall be extended to July 18, 2003.

                  IN WITNESS WHEREOF, Paramount Capital, Inc., DOR BioPharma Inc. and US Bank Trust National Association, as Escrow Agent, have hereunto subscribed their names by their respective officers and partners hereunto duly authorized.



                                            PARAMOUNT CAPITAL, INC.



                                            By:
                                               ------------------------------
                                            Name:  Lindsay A. Rosenwald, M.D.
                                            Title: Chairman


                                            DOR BIOPHARMA INC.



                                            By:
                                               ------------------------------
                                            Name:  Ralph M. Ellison
                                            Title: Chief Executive Officer

                                            US BANK TRUST NATIONAL
                                            ASSOCIATION, NEW YORK



                                            By:
                                               ------------------------------
                                                     (As Escrow Agent)
                                            Name:
                                            Title:


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